Exhibit 10.1

AMENDED AND RESTATED

LICENSE AGREEMENT

BETWEEN

THE JOHNS HOPKINS UNIVERSITY

&

EXACT SCIENCES CORPORATION

JHU Ref: DM — 3562

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

AMENDED AND RESTATED
LICENSE AGREEMENT

THIS AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”) is entered into this          day of             , 2003 (the “Effective Date”) by and between THE JOHNS HOPKINS UNIVERSITY, a Maryland corporation having an address at 111 Market Place, Suite 906, Baltimore, MD 21202 (“JHU”), and EXACT SCIENCES CORPORATION, a Delaware corporation having an address at 63 Great Road, Maynard, MA 01754 (hereinafter “EXACT” or the “COMPANY”), with respect to the following:

RECITALS

WHEREAS, inventions identified by name and JHU reference numbers on Exhibit A attached hereto and incorporated herein by this reference were developed during the course of research by Drs. Bert Vogelstein (an employee of the Howard Hughes Medical Institute, hereinafter “HHMI”), Kenneth W.  Kinzler and C. Giovanni Traverso (all hereinafter “Inventors”); and

WHEREAS, JHU has acquired through assignment all rights, title and interest, with the exception of certain retained rights by the United States government and HHMI, in said inventions; and

WHEREAS, the COMPANY and JHU entered into a License Agreement effective as of January 3, 2001 (the “PRIOR LICENSE AGREEMENT”) with regard to certain patent rights related to JHU Ref.  No.  DM-3562;

WHEREAS, the parties now desire to amend and restate the PRIOR LICENSE AGREEMENT in order to, among other things, modify and amend the terms applicable to the license grant in respect of the patent application identified by JHU Ref. No. DM-3562, to grant and establish the terms of a license in respect of additional patent applications, and generally to establish incentives and to memorialize the terms and conditions applicable to a long-term relationship between the respective parties hereto.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

ARTICLE 1
DEFINITIONS

All references to Exhibits, Articles and Paragraphs shall mean the Exhibits to, and Articles and Paragraphs of, this Agreement, unless otherwise specified.  For the purposes of this Agreement the following words and phrases shall have the following meanings in either singular or plural form:

1.1          “AFFILIATED COMPANY” shall mean any corporation, company, partnership, joint venture or other person or entity which controls, is controlled by or under common control with, the COMPANY.  For purposes of this Paragraph 1.1, control shall mean the direct or indirect ownership of at least fifty percent (50%) of the voting or economic interest in the entity.  “AFFILIATE” shall have the correlative meaning.  Subject to Paragraph 10.18 hereof, all references to COMPANY or EXACT herein shall be deemed to include its’ AFFILIATES.

1.2          “FECAL-BASED TEST” shall mean an assay on a stool sample, for diagnosing colorectal neoplasia.  In no event shall an assay that is performed for RESEARCH PURPOSES be a FECAL-BASED TEST.

1.3          “PRODUCTS” shall mean any material, compositions, oligonucleotide, reagent, INSTRUMENT (as defined below), or other product, the manufacture, use or sale of which would constitute, but for the license granted to COMPANY pursuant to this Agreement, an INFRINGEMENT of a VALID CLAIM of the PATENT RIGHTS.

1.4          “OTHER ITEMS” shall mean any PRODUCT or SERVICE, other than, and in any event excluding, any FECAL-BASED TEST.  In no event shall a PRODUCT or SERVICE that is used for RESEARCH PURPOSES be an OTHER ITEM.

1.5          “FIRST COMMERCIAL SALE” shall mean the initial sale of a FECAL-BASED TEST by or on behalf of the COMPANY or any SUBLICENSEE, in exchange for the payment of money.  Transfer for RESEARCH PURPOSES shall not constitute a FIRST COMMERCIAL SALE.

1.6          “SUBLICENSEE” shall mean any person or entity, other than an AFFILIATED COMPANY, to which COMPANY has granted a sublicense of the PATENT RIGHTS under this Agreement.

1.7          “MOLECULAR GENETICS LAB” shall mean the laboratory at The Johns Hopkins University operated by Bert Vogelstein, Kenneth Kinzler, or both, or operated by a successor of either Bert Vogelstein or Kenneth Kinzler as mutually agreed to by COMPANY and JHU.

1.8          “TECHNOLOGY” shall mean any MOLECULAR GENETICS LAB technology that is useful in a FECAL BASED TEST (where technology shall be considered “useful in a FECAL BASED TEST” if a patent application or a peer-reviewed publication from JHU states that the technology is or may be useful in a FECAL BASED TEST, or provides data indicating such use) and which JHU owns or in which JHU maintains rights or an ownership

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

interest but is not prohibited from licensing to COMPANY by virtue of either (i) an agreement executed prior to the Effective Date of this Agreement and as the same may be renewed, modified (but not to include a scope of work specific to a FECAL BASED TEST) or extended from time to time, or (ii) any MATERIAL TRANSFER AGREEMENT now or hereafter existing and to which JHU is a party “TECHNOLOGIES” shall have the correlative meaning.

1.9          “COMPANY SALES” shall mean gross revenues received by COMPANY or any AFFILIATED COMPANY, less trade discounts allowed, refunds, returns and recalls, and sales and use taxes.  In the event that COMPANY or any AFFILIATED COMPANY sells any PRODUCT or SERVICE in combination with other active ingredients or substances, or with other services or as part of a kit, the manufacture, use, sale or importation of which ingredients or substances, or the performance of which services, in each case comprising a portion of the combination or kit, would be NON-INFRINGING (collectively, “OTHER ELEMENTS”), the COMPANY SALES attributable to such other PRODUCT or SERVICE shall be calculated as follows:

(a)                                  If all OTHER ELEMENTS and all PRODUCTS and/or SERVICES with which the same are combined or kitted are available separately, the COMPANY SALES applicable thereto will be calculated by [********].

(b)                                 If the combination or kit at issue includes OTHER ELEMENTS which are not sold separately (but all of the PRODUCTS and/or SERVICES contained in the combination or kit at issue are available separately), the COMPANY SALES for purposes of royalty payments will be calculated by [********].

(c)                                  If the PRODUCT and/or SERVICE contained in the combination are not sold separately, the COMPANY SALES for such combination shall be COMPANY SALES of such combination as defined in the first sentence of this Paragraph 1.9, reduced, however by an amount negotiated and agreed to in good faith by the parties hereto to reflect the relative fair values that the PRODUCT and/or SERVICE, on the one hand, and the OTHER ELEMENTS, on the other, as included in the combination or kit at issue, contributes to the overall value thereof, but in no event shall the COMPANY SALES attributable to such combination or kit be reduced by greater than [********].

The term “OTHER ELEMENTS” does not include solvents, diluents, carriers, excipients, buffers (other than an EXACT patented buffer, as identified by U.S. Patent Numbers 6268136, 6406857) or the like used in formulating or delivery of a PRODUCT, SERVICE or OTHER ITEM.

1.10        “SUBLICENSEE SALES” shall mean gross revenues received by SUBLICENSEES from the sale or performance of OTHER ITEMS, less trade discounts allowed, refunds, returns and recalls, and sales and use taxes.  In the event that SUBLICENSEE sells OTHER ITEMS in combination with OTHER ELEMENTS, the SUBLICENSEE SALES attributable to such OTHER ITEMS shall be calculated as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(a)                                  If all OTHER ELEMENTS and all OTHER ITEMS with which the same are combined or kitted are available separately, the SUBLICENSEE SALES will be calculated by [********].

(b)                                 If the combination or kit at issue includes OTHER ELEMENTS which are not sold separately (but all of the OTHER ITEMS contained in the combination or kit at issue are available separately), the SUBLICENSEE SALES will be calculated by [********].

(c)                                  If the OTHER ITEMS contained in the combination are not sold separately, the SUBLICENSEE SALES for such combination shall be SUBLICENSEE SALES of such combination as defined in the first sentence of this Paragraph 1.10, reduced, however by an amount negotiated and agreed to in good faith by the parties hereto to reflect the relative fair values that the OTHER ITEM, on the one hand, and the OTHER ELEMENTS, on the other, as included in the combination or kit at issue, contributes to the overall value thereof, but in no event shall the SUBLICENSEE SALES attributable to such combination or kit be reduced by greater than [********].

1.11        “COMPANY ROYALTIES” shall mean gross royalties received by COMPANY from SUB LICENSEES from the sale or performance of FECAL BASED TESTS (other than and excluding OTHER ITEMS).  For the avoidance of doubt, COMPANY ROYALTIES shall not include any payments other than royalty payments received by COMPANY and COMPANY ROYALTIES shall expressly exclude all other payments of any kind and nature including, without limitation, sublicense issue fees, milestone payments, maintenance fees, etc.

1.12        “ANNUAL LICENSE FEE” shall mean the following:

1.12.1                  Initially, “ANNUAL LICENSE FEE” shall mean the greater of:

(a)                                  [********]; and

(b)                                 the sum of:

(i)                                     the combination of:

(1)                                  the greater of [********] of COMPANY SALES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a PRODUCT, PLUS

(2)                                  the greater of [********] of COMPANY SALES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a SERVICE, PLUS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(3)                                  the greater of [********] of COMPANY ROYALTIES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a PRODUCT, PLUS

(4)                                  the greater of [********] of COMPANY ROYALTIES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a SERVICE,

PLUS

(ii)                                  the combination of:

(1)                                  [********] of COMPANY SALES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a SERVICE, PLUS

(2)                                  the greater of (x) [********] of COMPANY ROYALTIES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a SERVICE, and (y) [********] of COMPANY ROYALTIES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a PRODUCT,

PLUS

(iii)                               [********] of COMPANY SALES and SUBLICENSEE SALES attributable to the sale of OTHER ITEMS that are sold as PRODUCTS or SERVICES.

For the avoidance of confusion, and by way of example, if the resulting calculations from 1.12.1(b)i.1-4, 1.12.1(b) ii.1 and 2, and 1.12.1(b)iii, above are [********], respectively, then the ANNUAL FEE under this section 1.12.1 for such year would equal [********].  Conversely, if the resulting calculations from 1.12.1(b)i.1-4, 1.12.1(h) ii.1 and 2, and 1.12.1(b)iii, above are [********], respectively, then the ANNUAL FEE under this section 1.12.1 for such year would equal [********] (the amounts due pursuant to 1.12.1(a)).

1.12.2                 Provided, however, that, notwithstanding 1.12.1, if in any calendar year EXACT or SUBLICENSEE sells two or more FECAL BASED TESTS simultaneously for a period exceeding ninety (90) days (as evidenced by regular and ordinary shipments or performance over such ninety (90) day period), the sale of at least one of which FECAL BASED TEST would be INFRINGING and the sale of at least one of which FECAL BASED TESTS is NON-INFRINGING, then the “ANNUAL LICENSE FEE” for that calendar year shall instead mean the greater of:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions..

(a)                                  [********]; and

(b)                                 the greater of (i) and (ii), immediately below, plus (iii):

(i)                                     the combination of:

(1)                                  the greater of [********] of COMPANY SALES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a PRODUCT, PLUS

(2)                                  the greater of [********] of COMPANY SALES, or [********] per test, attributable to the sale or performance of INFRINGING FECAL BASED TESTS that are sold as a SERVICE, PLUS

(3)                                  the greater of [********] of COMPANY ROYALTIES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a PRODUCT, PLUS

(4)                                  the greater of [********] of COMPANY ROYALTIES, or [********] per test, attributable to the sale of INFRINGING FECAL BASED TESTS that are sold as a SERVICE, and

(ii)                                  the combination of:

(1)                                  [********] of COMPANY SALES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a SERVICE, PLUS

(2)                                  the greater of (x) [********] of COMPANY ROYALTIES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a SERVICE, and (y) [********] of COMPANY ROYALTIES attributable to the sale of NON-INFRINGING FECAL BASED TESTS that are sold as a PRODUCT

PLUS

(iii)                               [********] of COMPANY SALES and SUBLICENSEE SALES attributable to the sale of OTHER ITEMS that are sold as PRODUCTS or SERVICES.

For the avoidance of confusion, and by way of example, if the resulting calculations from 1.12.2(b)i.1-4, 1.12.2(b)ii.1 and 2, and 1.12.2(b)iii., above are [********], respectively, then the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

ANNUAL FEE under this section 1.12.2 for such year would equal [********].  Conversely, if the resulting calculations from 1.12.2(b)i.1-4, 1.12.2(b)ii.1 and 2, and 1.12.2(b)iii., above are [********], respectively, then the ANNUAL FEE under this section 1.12.1 for such year would equal [********] (the amounts due pursuant to 1.12.1(a)).

1.13        “PATENT RIGHTS” shall mean: those patents and patent applications identified in Exhibit A attached hereto and the inventions disclosed and claimed therein; any U.S. patents issued from the applications listed in Exhibit A, and all continuations, divisions, re-exams and reissues based on any of the foregoing; claims of continuation-in-part applications, patents and other intellectual property rights which are directed to subject matter specifically described in the applications listed in Exhibit A; and claims of all foreign (x) patent applications, (y) patents, and (z) other intellectual property rights, which in the case of each of (x), (y) and (z) above are directed to subject matter specifically described in the United States patents and/or patent applications listed in Exhibit A.  For the avoidance of confusion, PATENT RIGHTS includes the EXACT OVERSEEN PATENT RIGHTS and the JHU OVERSEEN PATENT RIGHTS.

1.14        “RESEARCH PURPOSES” shall mean use of any assay or other product or process, in basic and applied research, or clinical trials, whether or not performed in connection with the commercialization of any product or service, regardless of the setting in which such research is conducted.

1.15        “FIELD” shall mean all fields of use or endeavor without any limitation whatsoever.

1.16        “EXACT OVERSEEN PATENT RIGHTS” shall mean all new continuations and divisions, foreign and domestic, that, in each case, are filed subsequent to the EFFECTIVE DATE and relate to those patents and patent applications included among the PATENT RIGHTS existing as of the EFFECTIVE DATE, any corresponding re-exams and re-issues based on any of the foregoing, and claims of continuations in part applications domestic and, if any, foreign directed to the subject matter specifically described in those patents and patent applications described in PATENT RIGHTS existing as of the EFFECTIVE DATE.

1.17        “JHU OVERSEEN PATENT RIGHTS” shall mean all of the PATENT RIGHTS other than and in any event excluding the EXACT OVERSEEN PATENT RIGHTS.

1.18        “MATERIAL TRANSFER AGREEMENT” shall mean an agreement which sets forth the terms and conditions, including, without limitation, terms relative to intellectual property rights and ownership, on the basis of which JHU, and the MOLECULAR GENETICS LAB specifically, agree to receive and accept biological and other materials from third parties for use in furtherance of research and development work undertaken or performed from time to time.

1.19        “VALID CLAIM” shall mean a claim of an issued and unexpired patent included in the PATENT RIGHTS which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental agency of competent jurisdiction, unappealable or unappealed within the time set forth for appeal, and which has not been admitted to be invalid or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

unenforceable through reexamination, reissue, disclaimer or similar proceedings or is not subject to restriction by injunction.

1.20        “INSTRUMENT” shall mean devices (which may or may not be patentable) developed by or for COMPANY for use in research and diagnostic testing, and which device employs one or more FECAL BASED TEST or employs one or more OTHER ITEM.

1.21        “SERVICE” shall mean the performance by or on behalf of a third party of any method or the manufacture of any product or the use of any product or composition which would constitute, but for the license granted to the COMPANY pursuant to this Agreement, an INFRINGEMENT of a VALID CLAIM under the PATENT RIGHTS.

1.22        “INFRINGING” shall mean that, but for this Agreement, the product or service referred to would infringe a VALID CLAIM of the PATENT RIGHTS (and shall include, but not be limited to, direct infringement, contributory infringement and inducement to infringe).  “INFRINGE” and “INFRINGEMENT” shall have correlative meanings.

1.23        “NON-INFRINGING” shall mean that, in the absence of this Agreement, the product or service referred to would not INFRINGE a VALID CLAIM of the PATENT RIGHTS.

1.24        “REMAINING YEARS” (i) during the first ten (10) years of this Agreement’s term, shall mean twenty (20) years, minus the number of whole years that this Agreement has been in effect as of the date of the relevant calculation, and (ii) following the tenth year after the Effective Date of this Agreement shall mean ten (10) years.  Payments being made to JHU during the REMAINING YEARS shall not cease because this Agreement’s term shall expire (x) in accordance with Paragraph 9.1, or, (y) in accordance with Paragraph 9.2(a) prior to COMPANY’s completion of all payments due over the REMAINING YEARS.

ARTICLE 2
LICENSE GRANT, PRIOR AGREEMENT

2.1          Grant.  Subject to the terms and conditions of this Agreement, and expressly subject to Article 2.3 herein, JHU hereby grants to COMPANY an exclusive license under the PATENT RIGHTS in the FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method or product worldwide.

2.2          Sublicense.  COMPANY may sublicense others under this Agreement so long as such sublicense includes provisions for the benefit of JHU and HHMI materially consistent with the following sections of this Agreement: Paragraph 2.3, 5.2, 6.1, 7.1, Article 8, 9.4, 10.1, 10.4 and 10.19.  JHU shall have the right to review all such sublicenses, prior to execution, for a period of up to ten (10) days (the “Review Period”) of receipt of the sublicense from COMPANY to confirm that the sublicense contains the provisions referenced above and COMPANY shall consider JHU’s comments, if any, regarding the content and scope of the sublicense as drafted.  Notwithstanding the foregoing, although Company will not enter into any Sublicense prior to the expiration of the Review Period, COMPANY’s right to grant sublicenses under the PATENT RIGHTS shall not be contingent upon COMPANY’s receipt of JHU’s prior

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

approval.  COMPANY agrees to provide JHU with a copy of each executed sublicense agreement promptly upon its execution (and in any event within ten (10) days thereafter).  Each sublicense shall specifically reference and give recognition to this Agreement and shall in any event not conflict with the terms of this Agreement nor exceed the scope of sublicensing authority granted to COMPANY, under this Agreement.

2.3          Retained Rights.  The right and license granted hereunder in respect of the PATENT RIGHTS and otherwise, shall be and is, anything herein to the contrary notwithstanding, granted and made subject to rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, and HHMI’s paid-up, non-exclusive, irrevocable license to use the PATENT RIGHTS for HHMI’s non-commercial purposes, but with no right to assign or sublicense.  The right and license granted hereunder in respect of the PATENT RIGHTS and otherwise, shall be and is, further subject to the retained right of JHU to use the PATENT RIGHTS and to make, have made, provide and use FECAL BASED TESTS, and PRODUCTS and SERVICES for its and only the Johns Hopkins Health Systems’ internal, non-profit, non-commercial purposes, including the ability to distribute any biological material covered under any PATENT RIGHT for non-profit academic research use to non-commercial entities as is customary in the scientific academic community; and subject to any additional limitations, conditions or restrictions, included or otherwise referred to herein.

2.4          Prior License Agreement.  This Agreement amends and restates in its entirety the PRIOR LICENSE AGREEMENT; provided, however such amendment and restatement shall not render null or void the PRIOR LICENSE AGREEMENT as respects obligations accruing under the PRIOR LICENSE AGREEMENT prior to the EFFECTIVE DATE.  EXACT represents and warrants that, as of the EFFECTIVE DATE, no sublicenses have been granted by EXACT under the PRIOR LICENSE AGREEMENT or under the PATENT RIGHTS covered thereby.  EXACT and JHU represent and warrant that as of the EFFECTIVE DATE all license fees, royalties, milestone payments, similar amounts and maintenance fees (the “Fees”) required to be paid from EXACT to JHU under the PRIOR LICENSE AGREEMENT have been paid in full and no additional Fees are due JHU from EXACT relating to the PRIOR LICENSE AGREEMENT.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

ARTICLE 3
FEES AND PAYMENTS

3.1          Initial License Fee.  Upon execution of this Agreement, COMPANY shall become obligated to make payment to JHU of an initial license fee in the amount of [********] (the “Initial License Fee”).  JHU will not submit an invoice for the Initial License Fee, which is non-refundable and shall not be credited against any royalties or other fees otherwise arising or becoming due under the terms of this Agreement.  Payment of the Initial License Fee as contemplated by the immediately preceding sentences shall be made in four (4) equal installments of [********] each, the first of which shall be due and payable on or before March 31, 2003, the second of which on or before June 30, 2003, the third of which on or before October 30, 2003, and the fourth and final of which will be due and payable on or before December 31, 2003.

3.2          Calculation of Payments Due.  COMPANY hereby agrees to pay the ANNUAL LICENSE FEE to JHU, in accordance with the payment schedule in Paragraph 3.3 below, for each calendar year in which this Agreement is in effect.

3.3          Payment Schedule.  Payments accruing from COMPANY to JHU pursuant to Paragraph 3.2 shall be payable in the calendar year following the close of the calendar year which serves as the measurement year in respect thereof, and such payments shall be made in two (2) equal installments, which shall be due and payable thirty (30) days after each of June 30 and December 31, respectively.  For avoidance of doubt, the first payment under Paragraph 3.2 will be due and payable thirty (30) days after June 30, 2004.  The ANNUAL LICENSE FEE shall be non-refundable and shall not be credited against royalties or other fees accruing under this AGREEMENT.

3.4          Amendment of the ANNUAL LICENSE FEE.  Notwithstanding anything to the contrary herein, at such time as:

(a)                                  cumulative payments made pursuant to Paragraph 4.9 below (the “Defense Costs”), and made to JHU pursuant to Paragraphs 1.12.1(a) and 1.12.2(a) (the “Minimum JHU Payments”), and 1.12.1(b)(ii), 1.12.2(b)(ii) (the “Primary JHU Payments”), together reach [********] (the “Cumulative Cap”), the ANNUAL LICENSE FEE will thereafter be calculated using only Paragraphs 1.12.1(a), 1.12.1 (b)(i) 1-4, 1.12.1(b)(iii), 1.12.2(a), 1.12.2(b)(i)1-4, and 1.12.2(b)(iii) above, as applicable (the payments accruing under Paragraphs 1.12.1(a), 1.12.1 (b)(i) 1-4, 1.12.1(b)(iii) 1.12.2(a), 1.12.2(b)(i)1-4, and 1.12.2(b)(iii), as applicable, being collectively referred to herein as the “Secondary JHU Payments”).

and the term ANNUAL LICENSE FEE shall then be deemed amended accordingly;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(b)                                 EXACT has paid [********] in Defense Costs (as defined in Paragraph 4.9 below), the ANNUAL LICENSE FEE will be calculated as an amount equal to:

(i)                                     the Cumulative Cap, minus [********], minus the Minimum JHU Payments and the Primary JHU Payments then paid to date, with the result of this calculation then divided by the REMAINING YEARS, plus

(ii)                                  if and as arising, the Secondary JHU Payments for the balance of the term of this Agreement (except that payments to JHU under paragraphs 1.12.1(a) and 1.12.2(a) shall not again accrue or be due JHU until all amounts due JHU under 3.4(b)(i) above have been paid in full), unless, based on circumstances arising prior to this Agreement’s expiration, an alternate section under this Paragraph 3.4 becomes applicable, at which time such applicable section shall then govern, and the term “ANNUAL LICENSE FEE” shall be deemed amended accordingly;

(c)                                  EXACT has paid Defense Costs in an amount less than [********] and EXACT and its SUBLICENSEE(S) are permanently enjoined in all of the United States (and all rights of appeal have expired or been exhausted) from selling all INFRINGING FECAL BASED TESTS and OTHER ITEMS, which EXACT or an AFFILIATED COMPANY or SUBLICENSEE was selling prior to being enjoined therefrom, then the ANNUAL LICENSE FEE shall be calculated as an amount equal to:

(i)                                     [********], minus the sum of the Minimum JHU Payments and Primary JHU Payments then paid to date, all divided by the REMAINING YEARS, with no additional amounts accruing to JHU under this Agreement, and the term “ANNUAL LICENSE FEE” shall be deemed amended accordingly,

unless and until such time thereafter as additional TECHNOLOGY (which is not subject to enjoinment) is included among the PATENT RIGHTS as contemplated by Paragraph 9.3 hereof, or EXACT or an AFFILIATED COMPANY or SUBLICENSEE again commence to sell any INFRINGING FECAL BASED TEST or OTHER ITEM, whereupon the ANNUAL LICENSE FEE shall be calculated as an amount equal to:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(ii)                                  the unpaid amounts described in Paragraph 3.4(c)(i) above which shall continue to be paid over the REMAINING YEARS (in lieu of further Minimum Payments), plus

(iii)                               the Primary JHU Payments, until such time as the aggregate of Defense Costs paid, Primary JHU Payments paid, and all amounts for which EXACT is then obligated to make payment in the future pursuant to Paragraphs 3.4(b)(i) and 3.4(c)(i) above, equal the Cumulative Cap, whereupon payments under the Primary JHU Payments will cease; plus

(iv)                              the Secondary JHU Payments for the balance of the term of this Agreement, except that payments to JHU under paragraphs 1.12.1(a) and 1.12.2(a) shall not again accrue or be due JHU until all amounts due JHU under 3.4(c)(i) above have been paid in full.

and the term “ANNUAL LICENSE FEE” shall be deemed amended accordingly;

(d)                                 EXACT has paid Defense Costs in an amount equal to less than [********] and EXACT, its AFFILIATED COMPANIES and SUBLICENSEE(S) are temporarily enjoined in all of the United States for a period of time (the “Restrained Period”) from selling all INFRINGING FECAL BASED TESTS and OTHER ITEMS which EXACT or an AFFILIATED COMPANY or SUBLICENSEE were selling prior to being temporarily enjoined therefrom, then the ANNUAL LICENSE FEE shall be calculated as an amount equal to:

(i)                                     [********] per year with no additional amounts due JHU under this Agreement (including the cessation of any amounts then being paid to JHU under Paragraph 3.4(c)(i) or 3.4(b)(i) above), and the term “ANNUAL LICENSE FEE” shall be deemed amended accordingly,

unless and until at any time thereafter:

(ii)                                  the temporary injunction becomes permanent (and all rights of appeal have expired or been exhausted) in all of the United States, in which case the provisions of Paragraph 3.4(c) above shall govern and replace any amounts then being paid to JHU under Paragraph 3.4(d)(i) above; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(iii)                               the temporary injunction lapses or is lifted or removed and EXACT or any AFFILIATED COMPANY or SUBLICENSEE is again lawfully able to sell in the United States the INFRINGING FECAL BASED TESTS and OTHER ITEMS that EXACT, its AFFILIATED COMPANY and SUBLICENSEE were selling prior to issuance of the temporary injunction, at which time the obligations to make payment of the ANNUAL LICENSE FEE shall recommence as though the temporary injunction had never been issued, except that EXACT shall then be obligated to pay JHU, in accordance with the payment schedule set forth in section 3.3 hereof, an additional one time payment in an amount necessary to make JHU whole for any payments suspended during the Restriction Period, and any unaccrued Defense Costs less than [********] shall thereafter remain available for accrual against the Cumulative Cap for purposes of any subsequent application of the terms and provisions of this Paragraph 3.4, and the ANNUAL LICENSE FEE shall be deemed amended accordingly;

(e)                                  the MOLECULAR GENETICS LAB should cease to operate for any reason (including the failure of COMPANY and JHU to choose a mutually agreed upon successor to Drs. Bert Vogelstein and Kenneth Kinzler subsequent to such time as neither Dr. Vogelstein nor Dr. Kinzler continued to operate the lab), EXACT shall only have continuing payment obligations to JHU under Paragraphs 1.12.1(a), 1.12.1(b)i, and 1.12.1(b)iii, and the ANNUAL LICENSE FEE shall be deemed amended accordingly.

Anything herein to the contrary notwithstanding, if the events giving rise to the adjustments to the ANNUAL LICENSE FEE pursuant to this Paragraph 3.4 occur or arise during any given calendar year, as opposed to at the end of the calendar year, then the adjustment and the application thereof will be appropriately and equitably apportioned as between the period of the calendar year prior to the occurrence (as to which period the ANNUAL LICENSE FEE as applicable prior to the occurrence will apply) and the period subsequent to the occurrence (as to which period the ANNUAL LICENSE FEE as so adjusted will apply), in order to assure an equitable result and application of the ANNUAL LICENSE FEE and all adjustments thereto.

For the avoidance of confusion, and by way of example only, should more than one permanent injunction issue at different times relating to different JHU TECHNOLOGIES, JHU shall not be entitled to payment pursuant to Paragraphs 3.4(b)(i) or 3.4(c)(i), above, in an amount exceeding [********] in the aggregate.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

3.5          Form of Payment.  All payments under this Agreement shall be made in U.S.  Dollars.  Checks are to be made payable to “The Johns Hopkins University”.  Wire transfers may be made through:

[********]

COMPANY shall be responsible for any and all costs associated with wire transfers.

3.6          Late Payments.  In the event that the COMPANY fails to make any payment due hereunder within thirty (30) days after the relevant due date, interest shall accrue under this Paragraph 3.6 at the annual rate of the sum of (a) [********] plus (b) [********], provided however, that in no event shall said annual interest rate exceed the maximum legal interest rate for corporations.  Said interest and the payment and acceptance thereof shall not negate or waive the right of JHU to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment including, but not limited to termination of this Agreement as set forth in Paragraph 9.2 below.

3.7          No Multiple Royalties.  No multiple royalties shall be payable because any FECAL BASED TEST or OTHER ITEM is covered by more than one VALID CLAIM of the PATENT RIGHTS.  For the avoidance of confusion, and by way of example, if EXACT’s SUBLICENSEE is selling a FECAL BASED TEST as a PRODUCT for which COMPANY is obligated to pay JHU [********] of COMPANY ROYALTIES, and JHU subsequently licenses additional technology (the “New Technology”) to COMPANY pursuant to this Agreement, COMPANY shall be free to sublicense the New Technology to SUBLICENSEE for use in connection with the FECAL BASED TEST sold as a PRODUCT with COMPANY’s payment obligation to JHU remaining at [********] of total COMPANY ROYALTIES related to SUBLICENSEE’s FECAL BASED TEST PRODUCT sales.  Additionally, in no event shall revenue that is received by COMPANY for a FECAL BASED TEST or OTHER ITEM that is performed for RESEARCH PURPOSES be included in the ANNUAL LICENSE FEE.

Additionally, under no circumstances shall multiple royalties be applied:

(i)            where EXACT generates COMPANY ROYALTIES relating to a SUBLICENSEE’S sale of a PRODUCT and said SUBLICENSEE sells the PRODUCT to another SUBLICENSEE for that SUBLICENSEE’s use of the PRODUCT in connection with a FECAL BASED TEST offered as a SERVICE.  Under such circumstances, EXACT shall be obligated to pay JHU the greater of the amounts described in subsections 1.12.1(b)(i)3 and 4 above, and, as applicable, the greater of the amounts described in subsections 1.12.2(b)(i)3 and 4, rather than such subsections being additive.

(ii)           where EXACT generates COMPANY SALES relating to EXACT’s PRODUCT sale to a SUBLICENSEE for the SUBLICENSEE’s use of the PRODUCT in connection with a FECAL BASED TEST offered as a SERVICE.  Under such circumstances, EXACT shall be obligated to pay JHU the greater of the amounts described in subsections 1.12.1(b)(i)1 and 4 above, and, as applicable, the greater of the amounts described in subsections 1.12.2(b)(i)1 and 4, rather than such subsections being additive.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

3.8          Third Party Royalties.  In the event that, after the EFFECTIVE DATE, COMPANY or SUBLICENSEE, is required to make payment of royalties to non-AFFILIATES in order to obtain a license or similar rights from such non-AFFILIATES, in the absence of which license or rights the COMPANY could not practice under the PATENT RIGHTS, and which rights are (in the reasonable opinion of COMPANY’s or SUBLICENSEE’s counsel) necessary in order for the COMPANY or SUBLICENSEE to sell or perform INFRINGING FECAL BASED TESTS or OTHER ITEMS, then [********] of the amount of any such third party payments shall be credited against amounts otherwise payable to JHU hereunder (only in such circumstances where COMPANY could not practice the PATENT RIGHTS); provided, however, that in no event shall any such credit be applied to reduce the amount payable hereunder in respect of any such INFRINGING FECAL BASED TEST or OTHER ITEM to less than [********] of that amount which would otherwise have been paid or payable to JHU in respect thereof in accordance with the terms of this Agreement and prior to any credit otherwise available under this Paragraph 3.8.

ARTICLE 4
PATENT PROSECUTION

4.1          Prosecution & Maintenance - General.  Subject to and in accordance with the terms and conditions of this Agreement, including this Article 4, the parties shall prepare, file, prosecute and maintain the PATENT RIGHTS.  Title to all patent and patent applications constituting or comprising the PATENT RIGHTS shall in any event reside with JHU, but shall continue to be licensed to the COMPANY as and to the extent herein provided.  Pursuant to the provisions of this Article 4, the parties desire to establish reasonable and appropriate procedures for the making of any and all determinations necessary in respect of the preparation, filing, prosecuting and maintaining of the PATENT RIGHTS, and for the making of decisions with respect thereto.  In that regard, the parties shall exercise best efforts to keep each other informed on the progress of all patents and patent applications related to the PATENT RIGHTS for which the respective parties maintain responsibility under this Agreement, as herein below provided.  At all times during which this Agreement remains in effect, all costs and expenses incurred in connection with the prosecution, filing or maintenance of the PATENT RIGHTS, including costs and expenses of counsel employed by EXACT or JHU in respect of either the EXACT OVERSEEN PATENT RIGHTS or the JHU OVERSEEN PATENT RIGHTS, whether in a primary or oversight role as described further below, shall be borne solely by EXACT, and EXACT shall promptly reimburse JHU for any expenses incurred and paid out-of-pocket by JHU in respect thereof.

4.2          Prosecution, Maintenance — EXACT Overseen Patent Rights.  Following the EFFECTIVE DATE, EXACT shall, at its sole cost and expense, be primarily responsible for decisions relating to, and oversight and management of, the preparation, filing, prosecution and maintenance of the EXACT OVERSEEN PATENT RIGHTS, including, without limitation, the selection and retention of patent counsel to prepare, file, prosecute and maintain the EXACT OVERSEEN PATENT RIGHTS, all subject, however, to the terms and conditions of this Article 4.  EXACT shall exercise its best efforts to keep JHU informed of the progress of all patents and patent applications included among the EXACT OVERSEEN PATENT RIGHTS, and in any event, before taking or authorizing or allowing the taking of any material action

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(verbally, orally or otherwise) with respect to the EXACT OVERSEEN PATENT RIGHTS with the United States Patent and Trademark Office or any foreign equivalents thereof, or otherwise, EXACT will, and will cause its patent counsel to, disclose to JHU and its designated patent counsel, in reasonable detail, the action or actions so proposed and will provide JHU, for a period of thirty (30) days (the “Review Period”), with reasonable opportunity to provide comment to COMPANY, and to otherwise discuss with COMPANY the selection and/or the content and scope of claims, patent filings, patent strategy and other matters reasonably related to the action or actions proposed to be taken.  EXACT agrees that it will cooperate with JHU during the Review Period and allow JHU and its representatives and JHU’s own patent counsel to provide its or their insight, opinion, views and positions to COMPANY and COMPANY’ s patent counsel during the Review Period, and any and all bases therefor and that EXACT will, and will cause its patent counsel to, reasonably and appropriately consider and engage in meaningful dialogue with JHU and its designated patent counsel during the Review Period regarding the same, before making any final decision in respect of the action or actions proposed.  EXACT agrees that it will, if COMPANY deems it reasonable and appropriate, incorporate JHU’s reasonable and appropriate comments into patent filings and, if COMPANY deems it reasonable and appropriate, accept JHU’s reasonable requests or suggestions or employ JHU’s reasonably recommended prosecution strategy, as respects the EXACT OVERSEEN PATENT RIGHTS, unless in either case EXACT determines, after consideration of the positions discussed and raised by JHU during the Review Period, that so doing would, in EXACT’s reasonable opinion, be materially inconsistent with EXACT’s business strategy or objectives, in which case EXACT shall, following the Review Period, make whatever decisions, and take whatever actions, COMPANY deems appropriate with respect to the EXACT OVERSEEN PATENT RIGHTS; provided, however, before proceeding further and in a manner inconsistent with the positions voiced by JHU or its patent counsel, EXACT agrees to, and to cause its patent counsel to, engage in an additional thirty (30) day period of discussion and negotiation (the “Subsequent Review Period”) with JHU and its patent counsel in an effort to resolve the differences then existing as between the parties with respect to the EXACT OVERSEEN PATENT RIGHTS and the action or actions so proposed.  If, after negotiating with diligence and in good faith during the Subsequent Review Period, the parties still cannot agree or come to some reasonable consensus or compromise as to the their differences, then, with respect to the EXACT OVERSEEN PATENT RIGHTS, EXACT shall be free to make the ultimate decision(s) as to the action or actions to be taken, and to take such action(s), with respect to the EXACT OVERSEEN PATENT RIGHTS and JHU shall cooperate and lend reasonable assistance to COMPANY with respect thereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

4.3          Prosecution, Maintenance — JHU Overseen Patent Rights.  Following the EFFECTIVE DATE, JHU shall be primarily responsible for decisions relating to, and oversight and management of the preparation, filing, prosecution and maintenance of the JHU OVERSEEN PATENT RIGHTS, including, without limitation, the selection and retention of patent counsel to prepare, file, prosecute and maintain the JHU OVERSEEN PATENT RIGHTS, all subject, however, to the terms and conditions of this Article 4.  JHU shall exercise its best efforts to keep EXACT informed of the progress of all patents and patent applications included among the JHU OVERSEEN PATENT RIGHTS, and in any event, before taking or authorizing the taking of any material action (verbally, orally or otherwise) with respect to the JHU OVERSEEN PATENT RIGHTS with the United States Patent and Trademark Office or any foreign equivalents thereof, or otherwise, JHU will, and will cause its patent counsel to, disclose to EXACT and its patent counsel, in reasonable detail, the action or actions so proposed and will provide EXACT, for a period of thirty (30) days (the “Review Period”), with reasonable opportunity provided, to provide comment to JHU and to otherwise discuss with JHU the selection and/or the content and scope of claims, patent filings, patent strategy and other matters reasonably related to the action or actions proposed to be taken.  JHU agrees that it will cooperate with EXACT during the Review Period and allow EXACT and its representatives and EXACT’s own patent counsel to provide its or their insight, opinion, views and positions to JHU and JHU’s patent counsel during the Review Period, and any and all bases therefor, and that JHU will, and will cause its patent counsel to, reasonably and appropriately consider and engage in meaningful dialogue with EXACT and its designated patent counsel during the Review Period regarding the same before making any final decision in respect of the action or actions proposed.  JHU agrees that it will, if JHU deems it reasonable and appropriate, incorporate EXACT’s reasonable and appropriate comments into patent filings and, if JHU deems it reasonable and appropriate, accept EXACT’s reasonable requests or suggestions or employ EXACT’s reasonably recommended prosecution strategy, as respects the JHU OVERSEEN PATENT RIGHTS, unless JHU determines, after consideration of the positions discussed and raised by EXACT during the Review Period, that so doing would , or could be likely to in JHU’s reasonable opinion, be materially inconsistent with JHU’s commercialization strategy or policy or mission, in which case JHU shall, following the Review Period, make whatever decisions, and take whatever actions, JHU deems appropriate with respect to the JHU OVERSEEN PATENT RIGHTS; provided, however, before proceeding further and in a manner inconsistent with the positions voiced by EXACT or its patent counsel, JHU agrees to, and to cause its patent counsel to, engage in an additional thirty (30) day period of discussion and negotiation (the “Subsequent Review Period”) with EXACT and its patent counsel in an effort to resolve the differences then existing as between the parties with respect to the JHU OVERSEEN PATENT RIGHTS and the action or actions so proposed.  If, after negotiating with diligence and in good faith during the Subsequent Review Period, the parties still cannot agree or come to some reasonable consensus or compromise as to the their differences, then, with respect to the JHU OVERSEEN PATENT RIGHTS, JHU shall be free to make the ultimate decision(s) as to the action or actions to be taken, and to take such action(s), with respect to the JHU OVERSEEN PATENT RIGHTS and EXACT shall cooperate and lend reasonable assistance to JHU with respect thereto.  For the avoidance of doubt, while this Agreement remains in effect, EXACT shall be responsible for all costs and expenses of JHU’s patent counsel, and any other amounts or expenses associated with the preparation, filing, prosecution and maintenance of any patent applications or patents included among the JHU OVERSEEN PATENT RIGHTS.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

4.4          Election Not to Prosecute or Maintain.  EXACT may elect not to prepare, file, prosecute or maintain a patent or patent application under the EXACT OVERSEEN PATENT RIGHTS by providing written notice to JHU.  Upon such notification by EXACT, which shall be irrevocable with respect to the scope of the election, JHU may, at its sole discretion, assume responsibility for the preparation, filing, prosecution and maintenance of the specific patent or patent applications referenced in EXACT’s notice to JHU, without regard to the procedures set forth in Paragraph 4.3 above, and JHU shall provide EXACT with prompt written notification of such assumption.  Any patent or patent application for which JHU assumes responsibility under this Paragraph 4.4 shall not remain part of the PATENT RIGHTS hereunder.  EXACT shall not be responsible for any costs and expenses of JHU’s patent counsel or any other amounts or expenses associated with the preparation, filing, prosecution and maintenance of any patent applications or patents, on a then going forward basis for which EXACT elects not to prepare, file, prosecute or maintain or for which JHU assumes responsibility under this paragraph.

4.5          Infringement Notification.  If either party becomes aware that a third party may be infringing or threatening to infringe any of the patents under the PATENT RIGHTS, that party shall provide prompt written notification of such infringement or threat to the other party (the “Infringement Notification”).

4.6          Infringement.  Except as specifically provided otherwise under this Paragraph 4.6, COMPANY shall initially have the sole and exclusive right, but not the obligation to initiate and carry on legal proceedings, at COMPANY’s sole expense and in JHU’s and HHMI’s name, if so required by law, against any infringer or alleged infringer of any patent or patent application within PATENT RIGHTS.  Such right shall include the right to bring suit and collect damages for past infringement of any patent within the PATENT RIGHTS.  COMPANY shall control all aspects of any such proceeding, including, without limitation, the strategy, defense, and settlement of such proceeding, and shall do so in a manner consistent with the terms and provisions hereof.  Subject to Paragraph 4.8, any damage, cost, award, fee, recovery, or compensation paid by any third party in connection with any proceeding initiated or carried on at COMPANY’S expense (whether by way of settlement or otherwise) shall be retained by the COMPANY.  The COMPANY shall not enter into any settlement, consent judgment, or any other voluntary final disposition of any infringement action under this Paragraph 4.6 without the prior written consent of JHU, which shall not be unreasonably withheld, conditioned or delayed.  Company’s right to sue for infringement hereunder shall not be used in an arbitrary or capricious manner.

If COMPANY elects not to enforce any patent within the PATENT RIGHTS, then it shall so notify JHU in writing within ninety (90) days of EXACT’s receipt of a notice of infringement pursuant to Paragraph 4.5, whereupon the right to initiate and carry on legal proceedings in respect of the particular infringement shall then vest solely in JHU, and JHU may, in its sole judgment and at its own expense, in Company’s or its AFFILIATES name if so required by law, initiate and carry on legal proceedings to enforce any patent and control, settle, and defend such proceeding in a manner consistent with the terms and provisions hereof, and recover, for its own account, any damages, awards or settlements resulting therefrom.  JHU shall not enter into any settlement, consent judgment, or any other voluntary final disposition of any infringement action under this Paragraph 4.6 without the prior written consent of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

COMPANY, which shall not be unreasonably withheld, conditioned or delayed.  JHU’s right to sue for infringement hereunder shall not be used in an arbitrary or capricious manner.

4.7          Cooperation.  In the event that either party desires to initiate, initiates, or carries on any legal proceedings under Paragraph 4.6 to enforce or protect any patent under the PATENT RIGHTS, the other party shall fully cooperate with and shall supply all assistance reasonably required by the initiating party.  To that end, each party waives all of its rights to oppose joinder as a party to any legal action initiated or carried on pursuant to Paragraph 4.6 in which the other is a named party.  In any event, any party initiating or carrying on any such legal proceedings under Paragraph 4.6 (the “INITIATING PARTY”) shall have sole control of the action and shall bear reasonable expenses (excluding legal fees) incurred by the other party (the “NON-INITIATING PARTY”) in cooperating with or providing any assistance to the INITIATING PARTY.  The NON-INITIATING PARTY shall have the right to participate in any actions initiated or carried on by the INITIATING PARTY with counsel selected by it, but at its own expense.  The INITIATING PARTY shall, at all times, keep the NON-INITIATING PARTY reasonably informed of the status of any action taken under Paragraph 4.6.

4.8          Recovery.  Any recovery by COMPANY, less all legal fees and costs, under Paragraph 4.6 shall be deemed to reflect loss of commercial sales, and Company shall pay to JHU [********] of the balance of the recovery net of all reasonable costs and expenses associated with each suit or settlement.  If the cost and expenses exceed the recovery, then [********] of the excess shall be credited against ANNUAL FEES payable by Company to JHU hereunder and attributable to sales in the country of such legal proceedings, provided, however, that any such credit under this Paragraph shall not exceed [********] of the ANNUAL FEES otherwise payable to JHU with regard to sales in the country of such action in any one calendar year, with any excess credit being carried forward to future calendar years.

4.9          Third Party Actions.  In the event that a third party (a) commences legal action against EXACT, its AFFILIATES or its SUBLICENSEE(S) relating to the PATENT RIGHTS, or (b) seeks to enjoin EXACT, its AFFILIATES or its SUBLICENSEES from making, selling, performing, using, or otherwise commercializing in any way, an INFRINGING FECAL BASED TEST or OTHER ITEM, (a.  and b.  above shall be referred to herein as the “Legal Action”), COMPANY shall be obligated to vigorously defend the Legal Action until the sooner of (i) COMPANY incurs [********] in legal fees and/or expenses (the “Defense Costs”) (including, but not limited to, settlement amounts, judgments, damage awards, etc.), (ii) notwithstanding its vigorous and reasonable defense (i.e.  “reasonable” given the time available to mount such a defense prior to injunction issuance), COMPANY and its AFFILIATED COMPANIES and SUBLICENSEES are permanently enjoined (and all rights of appeal have expired or been exhausted) in the United States from selling all such PRODUCTS and performing all such SERVICES that COMPANY, any AFFILIATED COMPANY or SUBLICENSEE were selling or providing prior to issuance of the injunction, or (iii) JHU provides written notice to COMPANY, authorizing the COMPANY to cease defending the Legal Action (although, following receipt of such notice from JHU, COMPANY shall be entitled (though not obligated) to continue defending the Legal Action at COMPANY’S sole cost and expense).  Notwithstanding the foregoing, all amounts incurred by COMPANY relating to the Defense Costs, up to but not exceeding the [********] amount, will be applied against the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Cumulative Cap as described in Paragraph 3.4 above.  Any recovery of damages by COMPANY for each such suit shall be applied first in satisfaction of any unreimbursed Defense Costs of COMPANY relating to such Legal Action (and which shall be applied to reinstate the Cumulative Cap by an equivalent amount) and next toward reimbursement of JHU for any ANNUAL FEE AMOUNTS to which JHU would be entitled under Paragraph 3.4 of this Agreement.

4.10        Sublicense of Infringers.  COMPANY shall during the term of this Agreement have the sole right subject to the terms and conditions hereof to sublicense any alleged infringer under the PATENT RIGHTS, subject, however, to the provisions of Paragraph 2.2 hereof.

4.11        Current Patent Expenses.  Within thirty (30) days after the execution of this Agreement, EXACT will make payment to JHU in the amount of Twenty-Thousand Dollars ($20,000.00) for all previously unreimbursed costs and expenses incurred by JHU on or prior to the Effective Date in connection with the prosecution, filing or maintenance of the PATENT RIGHTS.

ARTICLE 5
OBLIGATIONS OF THE PARTIES

5.1          Reports.  COMPANY shall provide to JHU within thirty (30) days after the end of each March 31st, June 30th, September 30th and December 31st following the EFFECTIVE DATE of this Agreement, a written report as respects the preceding three (3) month period providing detail reasonably satisfactory to JHU to capture the amounts due JHU hereunder.  JHU and COMPANY will work together to put in place a reporting structure that is mutually acceptable to the parties and each party agrees to work with the other to modify the reporting structure, from time to time, as necessary to better meet the reporting requirements of the parties hereunder.

In addition, EXACT shall provide such other and additional information, data and reports as may be reasonably necessary in order to allow for a full determination by JHU of the sums due and owing to JHU hereunder.

5.2          Records.  COMPANY shall make and retain, for a period of three (3) years following the period of each report required by Paragraph 5.1, true and accurate records, files and books of account containing all data and information reasonably required for full determination of the information required in Paragraph 5.1 above.  COMPANY shall permit the inspection and copying of such records, files and books of account by JHU or its agents during regular business hours upon ten (10) business days written notice to COMPANY.  Absent reasonably sufficient and articulable reason therefor, such inspection shall not be made more than once each calendar year.  All costs of such inspection and copying shall be paid by JHU, provided that if any such inspection shall reveal that an error has been made in the amount equal to [********] or more of such payment, such costs shall be borne by COMPANY.  Insofar as is necessary to allow for the delivery to JHU by the COMPANY of the information required to be included in the Reports described in Paragraph 5.1 above, COMPANY shall require of its AFFILIATED COMPANIES that they retain records and provide to the COMPANY any and all

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

such information and data, and the COMPANY shall include in any and all agreements with such AFFILIATED COMPANIES a provision to that effect and allowing for the inspection by JHU of such records.

5.3          Commercial Efforts.  COMPANY shall exercise commercially reasonable efforts to develop and introduce FECAL BASED TESTS that use the PATENT RIGHTS into the commercial market as soon as practicable, consistent with sound and reasonable business practice and judgment.  COMPANY shall also exercise commercially reasonable efforts to develop OTHER ITEMS as soon and as broadly as practicable, consistent with sound and reasonable business practice and judgment, the sole remedy for the COMPANY’S failure in so doing to be termination of the license granted hereon in a particular market as contemplated by the last sentence of Paragraph 5.4 below.

5.4          Other Products.  After JHU provides COMPANY with objective evidence (the “Notification”) that demonstrates the commercial practicality of application of the PATENT RIGHTS in a clearly defined product or market segment (e.g.  other cancers beyond colorectal) (the “Market”) which, as of the date of Notification, is not being developed or commercialized by COMPANY, its AFFILIATES or its SUBLICENSEE, COMPANY shall either (i) provide JHU with a reasonable development plan and start development, or (ii) sublicense the particular technology to a third party, for application in the particular Market.  If within two (2) years after COMPANY’s receipt of the Notification, COMPANY has not (a) initiated such development efforts, or (b) sublicensed the particular Market described in the Notification (with such sublicense agreement containing contractual assurances that the sublicensee will exercise reasonable efforts to pursue the particular Market), then JHU may terminate the license granted hereunder for the particular Market.

5.5          Patent Acknowledgement.  COMPANY agrees to mark all applicable products or services sold by COMPANY with the number of the applicable patent(s) licensed hereunder in accordance with each country’s patent laws.

ARTICLE 6
REPRESENTATIONS

6.1          Representations by JHU.  JHU WARRANTS THAT IT HAS GOOD AND MARKETABLE TITLE TO ITS INTEREST IN THE INVENTIONS CLAIMED IN THE PATENT RIGHTS WITH THE EXCEPTION OF CERTAIN RETAINED RIGHTS OF THE UNITED STATES GOVERNMENT AND/OR HHMI, BUT DOES NOT WARRANT THE VALIDITY OF ANY PATENTS OR THAT PRACTICE UNDER SUCH PATENTS SHALL BE FREE OF INFRINGEMENT.  COMPANY AGREES, AND WILL CAUSE ALL AFFILIATED COMPANIES AND ANY AND ALL SUBLICENSEES TO AGREE FOR THE BENEFIT OF JHU, AND OTHERS THAT THE PATENT RIGHTS ARE PROVIDED “AS IS”, AND JHU MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PERFORMANCE OF ANY PRODUCT OR SERVICE, INCLUDING WITH RESPECT TO SAFETY, EFFECTIVENESS, OR COMMERCIAL VIABILITY.  JHU DISCLAIMS ALL WARRANTIES WITH REGARD TO THE PATENT RIGHTS AND WITH REGARD TO ANY AND ALL PRODUCTS, PROCESSES, METHODS OR SERVICES EMBODYING OR

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

RELYING UPON THE PATENT RIGHTS, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, JHU ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF JHU AND INVENTORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEY’S AND EXPERT FEES AND COURT COSTS (EVEN IF JHU HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE PATENT RIGHTS OR ANY AND ALL PRODUCTS, PROCESSES, METHODS OR SERVICES EMBODYING OR RELYING THEREUPON.  COMPANY ASSUMES, AND WITHOUT LIMITING COMPANY’S OBLIGATIONS HEREUNDER, WILL CAUSE ALL AFFILIATED COMPANIES AND ANY AND ALL SUBLICENSEES TO ASSUME, ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT, PROCESS, METHOD OR SERVICE MANUFACTURED, USED, OR SOLD BY COMPANY, ITS SUBLICENSEE OR ANY AFFILIATED COMPANIES OR EMBODYING OR RELYING UPON THE PATENT RIGHTS WHICH ARE THE SUBJECT OF THIS AGREEMENT.

ARTICLE 7
INDEMNIFICATION

7.1          Indemnification.  JHU and the Inventors will not, under any of the provisions of this Agreement, or otherwise, have control over the manner in which COMPANY, or its AFFILIATED COMPANIES or its SUBLICENSEES, or those operating for its account, or third parties who purchase FECAL BASED TESTS or OTHER ITEMS from any of the foregoing entities, practice the inventions of the PATENT RIGHTS licensed hereunder, or practice or make use of the FECAL BASED TESTS or OTHER ITEMS.  COMPANY and its AFFILIATES shall, and COMPANY shall cause its SUBLICENSEES and AFFILIATES who obtain any right or interest in respect of the PATENT RIGHTS to, defend and hold JHU, The Johns Hopkins Health Systems, Inc., HHMI, their present and former trustees, officers, the Inventors of PATENT RIGHTS, agents, faculty, employees and students, harmless as against any judgment, fees, expenses or other costs arising from or incidental to any product liability or other lawsuit, claim, demand, or other action, brought as a consequence of the practice of said inventions or any PATENT RIGHTS against any of the foregoing indemnities, whether JHU or said Inventors, or other indemnities, either jointly or severally, is or are named as a party to any such lawsuit.  Practice of the inventions covered by the PATENT RIGHTS by an AFFILIATED COMPANY or agent or SUBLICENSEE, or a third party on behalf of or for account of COMPANY, or by a third party who purchases any product or service from the COMPANY, shall also be considered the COMPANY’s practice of said inventions for purposes of this Paragraph 7.1.  HHMI and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by COMPANY from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this Agreement, including without limitation any cause of action relating to product liability.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

The obligation of COMPANY to defend and indemnify as set out in this Paragraph 7.1 shall survive the termination of this Agreement.

ARTICLE 8
CONFIDENTIALITY

8.1          Confidentiality.  During the term of this Agreement, the parties may exchange information, which they consider to be confidential.  “CONFIDENTIAL INFORMATION” hereunder shall, subject to Paragraph 8.2, mean any information or materials which are disclosed by one party (the “DISCLOSER”) to the other party (the “RECIPIENT”), whether orally, visually, or in tangible form, and all copies thereof.  Tangible materials that disclose or embody CONFIDENTIAL INFORMATION shall be marked by DISCLOSER as “Confidential”, “Proprietary” or the substantial equivalent thereof.  CONFIDENTIAL INFORMATION that is disclosed orally or visually shall be identified by DISCLOSER as confidential at the time of disclosure and reduced to a written summary by DISCLOSER, which shall mark such summary as “Confidential”, “Proprietary” or the substantial equivalent thereof, and deliver it to RECIPIENT by the end of the month following the month in which disclosure occurs.  Such information shall be treated as CONFIDENTIAL INFORMATION pending receipt of such summary.  Notwithstanding the foregoing, this Agreement and the terms of this Agreement shall be considered CONFIDENTIAL INFORMATION of each party hereto (with the exception that JHU may disclose the terms of this Agreement in confidence to HHMI), and each party shall be deemed both a DISCLOSER and RECIPIENT thereof; and the reports and other information delivered pursuant to Paragraphs 5.1 and/or 5.2 hereof shall also be CONFIDENTIAL INFORMATION.  The RECIPIENT shall employ all reasonable efforts to maintain the secrecy and confidentiality of CONFIDENTIAL INFORMATION received by it, such efforts to be no less than the degree of care employed by the RECIPIENT to preserve and safeguard its own confidential information.  The CONFIDENTIAL INFORMATION shall not be disclosed or revealed to anyone except employees of the RECIPIENT who have a need to know the information and who have entered into a secrecy agreement with the RECIPIENT under which such employees are required to maintain confidential the proprietary information of the RECIPIENT and such employees shall be advised by the RECIPIENT of the confidential nature of the information and that the information shall be treated accordingly.

8.2          Exceptions.  The RECIPIENT may disclose CONFIDENTIAL INFORMATION only to the extent required by law (as reasonably determined by the RECIPIENT’s counsel), government regulation or court order and after consultation with, and the agreement of the DISCLOSER (which will not be unreasonably withheld, conditioned or delayed).  The RECIPIENT’s obligations under Paragraph 8.1 shall not extend to any part of the information:

(a)                                  that is demonstrated to have been in the public domain or publicly known prior to the date of the disclosure; or

(b)                                 that is demonstrated, based upon the RECIPIENT’S contemporaneous written records to have been in the RECIPIENT’S possession from a source not under obligation of secrecy to the DISCLOSER prior to the disclosure; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(c)                                  that becomes part of the public domain or publicly known by publication or otherwise, not due to any unauthorized act by the RECIPIENT; or

(d)                                 that is demonstrated from contemporaneous written records to have been developed by or for the RECIPIENT without reference to confidential information disclosed by the DISCLOSER.

8.3          Injunction.  In view of the difficulties of placing a monetary value on the CONFIDENTIAL INFORMATION, in the event of a breach of this Article 8, the DISCLOSER shall be entitled to a preliminary and final injunction without the necessity of posting any bond or undertaking in connection therewith to prevent further breach of this Article 8 or further unauthorized use of its CONFIDENTIAL INFORMATION.  This remedy is separate from any other remedy the DISCLOSER may have.

8.4          Return of CONFIDENTIAL INFORMATION.  Upon the expiration or termination, for any reason, of this Agreement, RECIPIENT shall return promptly to DISCLOSER or destroy, at DISCLOSER’s option, all tangible materials that disclose or embody CONFIDENTIAL INFORMATION of the DISCLOSER.

8.5          Right to Publish.  Prior to submission for publication of a manuscript describing PATENT RIGHTS, JHU shall send the COMPANY a copy of such manuscript, and shall allow the COMPANY sixty (60) days from the date of receipt of such mailing to, at its sole discretion, comment on the manuscript, remove the COMPANY’s CONFIDENTIAL INFORMATION and file patent applications on any inventions related to the PATENT RIGHTS and disclosed therein.  In no case may JHU publish COMPANY CONFIDENTIAL INFORMATION without the express, written consent of COMPANY.

ARTICLE 9
TERM & TERMINATION

9.1          Term.  Subject to earlier termination as herein provided, the term of this Agreement shall commence on the EFFECTIVE DATE and shall continue until the later to occur of (i) the twenty (20) year anniversary of the EFFECTIVE DATE, and (ii) the date of expiration of the last to expire patent included within PATENT RIGHTS.

9.2          Termination by Either Party.  This Agreement may be terminated by either party, in the event that the other party (a) files or has filed against it a petition under the Bankruptcy Act, makes an assignment for the benefit of creditors, has a receiver appointed for it or a substantial part of its assets, or otherwise takes advantage of any statute or law designed for relief of debtors or (b) fails to materially perform or otherwise materially breaches its obligations hereunder, if, following the giving of notice by the terminating party of its intent to terminate and stating the grounds therefor, the party receiving such notice shall not have cured the failure or breach within sixty (60) days of receipt of notice (the “Cure Period”), or, if the breach is incapable of being cured within the Cure Period, the breaching party must, during the Cure Period, commence diligent efforts to cure said breach which must then be cured within ninety

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(90) days following the Cure Period in order to prevent termination by the non-breaching party.  In no event, however, shall such notice or intention to terminate be deemed to waive any rights to damages or any other remedy which the party giving notice of breach may have as a consequence of such failure or breach.

9.3          Termination by Company.  JHU, through the MOLECULAR GENETICS LAB, may discover a new TECHNOLOGY during the term of this Agreement.  JHU may, upon giving written notice to EXACT, cause this Agreement to be amended to include any patent application or patent embodying the new TECHNOLOGY among the PATENT RIGHTS and to extend the term of this Agreement to the date of expiration of any patent issued thereon, provided that (i) the right and license granted to EXACT on the new TECHNOLOGY shall be exclusive and limited to the field described as FECAL BASED TESTS, that is, a screening assay conducted on a stool sample for the purpose of diagnosing colorectal neoplasia, and (ii) EXACT and JHU agree to negotiate in good faith on a reasonable increase to the amounts in paragraphs 1.12.1(a) and 1.12.2(a).  EXACT shall then have the right and option, exercisable within thirty (30) days of such notice, to reject such amendment and the inclusion hereunder of such new TECHNOLOGY among the PATENT RIGHTS.  In the event that JHU does not cause this Agreement to be so amended and, in lieu thereof, licenses rights to such new TECHNOLOGY in a field that includes FECAL BASED TESTS for commercial and other than solely RESEARCH PURPOSES to a party other than EXACT, then EXACT, at its sole discretion, shall have the right and option, exercisable by written notice given by EXACT to JHU within sixty (60) days after the consummation by JHU of the third party license (the consummation of which JHU shall immediately notify EXACT), either (a) to terminate this Agreement immediately and without recourse by JHU, and with no further payments due from EXACT to JHU under Article 3 hereof following the date of termination, or (b) to elect not to terminate this Agreement and for this Agreement to instead be deemed amended to become a perpetual, exclusive, royalty-free license to the PATENT RIGHTS then existing in the field of FECAL BASED TESTS, to EXACT, whereupon all the payment obligations of EXACT to JHU under Article 3 shall terminate, except that EXACT shall pay JHU a license maintenance fee of [********] per calendar year, payable within thirty (30) days after December 31 of each year during which this Agreement is in effect.  Notwithstanding the foregoing, if this Agreement is converted into a perpetual, royalty-free, exclusive license under the provisions of this Paragraph 9.3, all provisions of this Agreement, except for the payment provisions contained in Article 3 hereof, shall remain in full force and effect to the extent they are not inconsistent with this Section 9.3, and EXACT shall pay all amounts currently due prior to the date of such conversion.  For the avoidance of doubt, in the event EXACT elects to proceed under clause (b) above, EXACT shall no longer be required to pay JHU any amounts (other than the [********] per year maintenance fee) which would have otherwise accrued prospectively to JHU had EXACT not so elected.  For the further avoidance of doubt, this Paragraph 9.3 shall not be construed as a right of first refusal or first option or exclusive negotiation between JHU and EXACT; instead this Paragraph 9.3 obliges JHU to make new TECHNOLOGY available to EXACT on at least an equal basis with all other parties, or failing that, gives EXACT the right to proceed under clause (a) or (b) of this Paragraph 9.3.

9.4          Obligations and Duties upon Termination.  If this Agreement is terminated, both parties shall be released from all obligations and duties imposed or assumed hereunder to the extent so terminated, except as expressly provided to the contrary in this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Termination of this Agreement, for whatever reason, shall not affect the obligation of either party to make any payments for which it is liable prior to or upon such termination and which were originally intended to be paid prior to the termination (i.e.  any flat fee amounts that are being paid to JHU pursuant to Article 3 shall immediately cease with no further amounts due JHU hereunder).  Termination shall not affect JHU’s right to recover amounts for which payment is past due (including reimbursement for patent expenses incurred pursuant to Article 4 prior to termination).  Upon termination, COMPANY shall submit a final royalty report to JHU to confirm the amounts due JHU as of the date of termination and payment of such amounts shall be due to JHU no later than thirty (30) days of the date of termination.  Furthermore, upon termination of this Agreement for any reason, all rights in and to the PATENT RIGHTS shall revert immediately to JHU, at no cost to JHU, provided, however, that, in the event this Agreement terminates due to EXACT’s dissolution, all COMPANY sublicenses under the PATENT RIGHTS existing as of the date of termination shall continue in full force and effect, as a direct license between JHU and such SUBLICENSEE, provided that JHU’s obligations and said SUBLICENSEE’ s obligations under such sublicenses are no greater than currently existing under this Agreement and the sublicense agreement, respectively.  In the event this Agreement should terminate for reasons other than EXACT’s dissolution, then such sublicenses entered into prior to this Agreement’s termination shall remain in full force and effect and COMPANY and JHU shall continue to honor their obligations to each other, as such obligations existed as of the date of such termination, only with respect to such sublicensees.

ARTICLE 10
MISCELLANEOUS

10.1        Use of Name.  Neither party shall use the name of the other, or the other’s AFFILIATES or SUBLICENSEES (where “other” in the case of JHU means and includes not only JHU but also the Howard Hughes Medical Institute, The Johns Hopkins University or The Johns Hopkins Health System and any of their or its constituent parts, such as the Johns Hopkins Hospital or any contraction thereof, as well as the name of the Inventors of PATENT RIGHTS), in any advertising, promotional, sales literature, press releases or fundraising documents without prior written consent from an officer of said party.  Furthermore, neither party shall use the name of the other, or the other’s AFFILIATES or SUBLICENSEES (where “other” in the case of JHU means and includes not only JHU but also the Howard Hughes Medical Institute, The Johns Hopkins University or The Johns Hopkins Health System and any of their or its constituent parts, such as the Johns Hopkins Hospital or any contraction thereof, as well as the name of the Inventors of PATENT RIGHTS), in any advertising, promotional, sales literature, press releases or fundraising documents disclosing TECHNOLOGY that the parties have participated in, developed or have otherwise collaborated on, without prior written consent from an officer of said party.  Each party shall allow at least seven (7) business days notice of any proposed public disclosure for JHU’s or EXACT’s review and comment or to provide written consent which shall not be unreasonably withheld.  For purposes of this paragraph, notice to EXACT shall be delivered as indicated in Section 10.6 hereof and notice to HHMI shall be delivered as follows: Howard Hughes Medical Institute, 4000 Jones Bridge Road, Chevy Chase, Maryland 20815, Attn: Office of the General Counsel; or to such other address as HHMI shall give notice of from time to time.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

10.2        No Partnership.  Nothing in this Agreement shall be construed to create any agency, employment, partnership, joint venture or similar relationship between the parties other than that of a licensor/licensee.  Except as expressly provided herein, neither party shall have any right or authority whatsoever to incur any liability or obligation (express or implied) or otherwise act in any manner in the name or on the behalf of the other, or to make any promise, warranty or representation binding on the other.

10.3        Notice of Claim.  Each party shall give the other or its representative immediately notice of any suit or action filed, or prompt notice of any claim made, against them arising out of the performance of this Agreement.

10.4        Product Liability.  Prior to initial human testing or first commercial sale of any FECAL BASED TEST that use PATENT RIGHTS or OTHER ITEM as the case may be in any particular country, COMPANY shall establish and maintain, in each country in which COMPANY or SUBLICENSEE shall test or sell FECAL BASED TEST that use PATENT RIGHTS or OTHER ITEMS, product liability or other appropriate insurance coverage in the minimum amount of [********] per claim and will annually present evidence to JHU that such coverage is being maintained.  Upon JHU’s request, COMPANY will furnish JHU with a Certificate of Insurance of each product liability insurance policy obtained.  JHU and HHMI shall be listed as an additional insured in COMPANY’s said insurance policies.  If such Product Liability insurance is underwritten on a ‘claims made’ basis, COMPANY agrees that any change in underwriters during the term of this Agreement will require the purchase of `prior acts’ coverage to ensure that coverage will be continuous throughout the term of this Agreement.

10.5        Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws.

10.6        Notice.  All notices or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail or sent by overnight courier, such as Federal Express, to the other party at its respective address set forth below or to such other address as one party shall give notice of to the other from time to time hereunder.  Mailed notices shall be deemed to be received on the third business day following the date of mailing.  Notices sent by overnight courier shall be deemed received the following business day.

If to Company:	Exact Sciences Corporation 63 Great Road Maynard, MA 01754 Attn: President

If to JHU	Office of Technology Licensing The Johns Hopkins University School of Medicine 111 Market Place, Suite 906 Baltimore, MD 21202 Attn: Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

10.7        Compliance with All Laws.  In all activities undertaken pursuant to this Agreement, both JHU and COMPANY covenant and agree that each will in all material respects comply with such Federal, state and local laws and statutes, as may be in effect at the time of performance and all valid rules, regulations and orders thereof regulating such activities.

10.8        Successors and Assigns.  Neither this Agreement nor any of the rights or obligations created herein, except for the right to receive any remuneration hereunder, may be assigned by either party, in whole or in part, without the prior written consent of the other party.  Notwithstanding the preceding sentence, JHU and COMPANY shall be free to assign this Agreement in connection with any sale of substantially all of such party’s assets without the consent of the other party hereunder, and COMPANY and JHU shall be free to assign this Agreement or otherwise to transfer all of their respective rights and obligations under this Agreement to a successor by merger upon the prior written consent of the other hereunder, which consent shall not be unreasonably withheld, conditioned or delayed.  This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

10.9        No Waivers; Severability.  No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same or other provision of this Agreement, and no waiver shall be effective unless made in writing.  Any provision hereof prohibited by or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be deemed ineffective and deleted herefrom without affecting any other provision of this Agreement.  It is the desire of the parties hereto that this Agreement be enforced to the maximum extent permitted by law, and should any provision contained herein be held by any governmental agency or court of competent jurisdiction to be void, illegal and unenforceable, the parties shall negotiate in good faith for a substitute term or provision which carries out the original intent of the parties.

10.10      Entire Agreement; Amendment.  COMPANY and JHU acknowledge that they have read this entire Agreement and that this Agreement, including the attached Exhibits constitutes the entire understanding and contract between the parties hereto and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof (including the PRIOR LICENSE AGREEMENT) and (except as specifically contemplated by Paragraph 3.4 and 9.3 hereof) this Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both of the parties hereto.

10.11      Delays or Omissions.  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party hereto, shall impair any such right, power or remedy to such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

such writing.  All remedies either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

10.12      Force Majeure.  If either party fails to fulfill its obligations hereunder (other than an obligation for the payment of money), when such failure is due to an act of God, or other circumstances beyond its reasonable control, including but not limited to fire, flood, civil commotion, riot, war (declared and undeclared), acts of terrorism, revolution, or embargoes, then said failure shall be excused for the duration of such event and for such a time thereafter as is reasonable to enable the parties to resume performance under this Agreement.

10.13      Further Assurances.  Each party shall, at any time, and from time to time, during the term of this Agreement, at reasonable request of the other party, execute and deliver to the other such instruments and documents and shall take such actions as may be required to implement the terms of this Agreement.

10.14      Survival.  Articles 1, 6, 7, 8, 9, and 10, and Paragraphs 2.4, 5.1 and 5.2, shall survive any expiration or termination of this Agreement.

10.15      No Third Party Beneficiaries.  Except as otherwise expressly provided herein to the contrary, nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

10.16      Headings.  Article headings are for convenient reference and not a part of this Agreement.  All Exhibits are incorporated herein by this reference.

10.17      Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall be deemed but one instrument.

10.18      AFFILIATE Rights and Obligations.  The license granted hereunder shall extend to all AFFILIATES of EXACT Sciences Corporation (but not, in turn, to their AFFILIATES, and shall extend to an AFFILIATE for only so long as the AFFILIATE remains an AFFILIATE) who notify JHU in writing that they accept the terms, including the obligations, of this Agreement as binding upon them jointly and severally with EXACT Sciences Corporation and its other AFFILIATES so accepting; provided, however, that (i) in no event shall any such AFFILIATE have any right to sublicense under Paragraph 2.2 hereof; (ii) in no event shall any such AFFILIATE have any right to assign or transfer any rights inuring to it hereunder, as otherwise contemplated by Paragraph 10.8 hereof; and (iii) any and all communications or notices to be given, or elections made or to be made, under or in respect of this Agreement shall be made only by EXACT Sciences Corporation on its own behalf, and if and when appropriate, on behalf of its AFFILIATES.

10.19      Howard Hughes Medical Institute (HHMI).  HHMI is not a party to this Agreement and has no liability to EXACT, any SUBLICENSEE, any AFFILIATED COMPANY or user of any thing or matter covered by this Agreement, but HHMI is an intended

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

third party beneficiary of this Agreement and certain of the provisions hereof are for the benefit of HHMI and shall be enforceable by HHMI in its own name.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

IN WITNESS WHEREOF, this Agreement shall take effect as of the EFFECTIVE DATE when it has been executed below by the duly authorized representatives of the parties.

THE JOHNS HOPKINS UNIVERSITY		EXACT SCIENCES CORPORATION

By	: /s/ William P. Tew	By	:	/s Don Hardison
Name:	William P. Tew, Ph.D.			Name: Don Hardison
Title:	Assistant Dean and Executive			Title: President and CEO
Director Division of Licensing and
Business Development, School of
Medicine

3/25/03		3/21/03
(Date)		(Date)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

INVENTOR’S ACKNOWLEDGEMENT

I have read and give to abide by the terms of the within Agreement:

By:	/s/ Bert Vogelstein	By:	/s/ Kenneth Kinzler
	Dr. Bert Vogelstein		Kenneth Kinzler, Ph.D.

Date:	3/24/03	Date:	3/24/03

By:	/s/ C. Giovanni Traverso
C. Giovanni Traverso, Ph.D.

Date:	March 24, 2003

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

EXHIBIT A
PATENT RIGHTS

[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

SECOND AMENDMENT TO LICENSE AGREEMENT BETWEEN

EXACT SCIENCES CORPORATION

AND

THE JOHNS HOPKINS UNIVERSITY

This Second Amendment (this “Amendment”) is made and effective as of November 9, 2004 by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March, 25, 2003 (the “EFFECTIVE DATE”); and

WHEREAS, the parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.                                       Sections 1.12.1(a) and 1.12.2(a) of the Agreement are hereby replaced in their entirety with the following:

“[********]; and”

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set fort in the Agreement shall, instead, be amended to reference [********] and any calculations set forth in the Agreement, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above.

2.                                       The patent application identified below is hereby deemed included in Exhibit A of the Agreement:

[********]

3.                                       The Field, for purposes of the above patent only, shall be FECAL BASED TESTS, that is, a screening assay conducted on a stool sample for the purpose of diagnosing colorectal neoplasia.

4.                                       Section 10.6 of the Agreement is hereby replaced in its entirety with the following:

10.6        Notice.  All notices or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail or sent by overnight courier, such as Federal Express, to the other party at its respective address set forth below or to such other address as one party shall give notice of to the other from

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

time to time hereunder.  Mailed notices shall be deemed to be received on the third business day following the date of mailing.  Notices sent by overnight courier shall be deemed received the following business day.

If to Company:	Exact Sciences Corporation 100 Campus Drive Marlborough, MA 01752 Attn: President

If to JHU:	Licensing and Technology Development Johns Hopkins University 100 N. Charles Street\ 5th Floor Baltimore, MD 21201 Attn: Director

5.                                       Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

EXACT Sciences Corporation		The Johns Hopkins University

By:	/s/ Don Hardison	By:	/s/ R. Keith Baker

Printed Name:	Don Hardison	Printed Name:	R. Keith Baker

Title:	President and CEO	Title:	Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

2

THIRD AMENDMENT TO LICENSE AGREEMENT BETWEEN

EXACT SCIENCES CORPORATION

AND
THE JOHNS HOPKINS UNIVERSITY

This Third Amendment (this “Amendment”) is made and effective as of May 11, 2006, by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March 25, 2003 (the “EFFECTIVE DATE”);

WHEREAS, JHU and EXACT amended the Agreement on November 9, 2004; and

WHEREAS, the parties desire to further amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.                                       Sections 1.12.1(a) and 1.12.2(a) of the Agreement are hereby replaced in their entirety with the following:

“[********]; and”

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set fort in the Agreement shall, instead, be amended to reference [********] and any calculations set forth in the Agreement, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above.

2.                                       The patent applications identified below (hereinafter the “BEAMING PATENT RIGHTS”) are hereby deemed included in Exhibit A of the Agreement:

[********]

3.                                       BEAMING EXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a screening assay on a stool sample for the purpose of diagnosing colorectal neoplasia.

4.                                       BEAMING NONEXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a screening assay on a blood sample for the purpose of detecting colorectal neoplasia.

5.                                       The following Sections 2.1.1.  and 2.1.2.  are hereby deemed a part of the Agreement:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

2.1.1.  Grant.  Subject to the terms and conditions of the Agreement, and expressly subject to Article 2.3 therein, JIM hereby grants to COMPANY an exclusive license under the BEAMING PATENT RIGHTS in the BEAMING EXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide.

2.1.2.  Grant.  Subject to the terms and conditions of the Agreement, and expressly subject to Article 2.3 therein, JHU hereby grants to COMPANY a non-exclusive license under the BEAMING PATENT RIGHTS in the BEAMING NONEXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide.

6.                                       COMPANY shall initially have the sole and exclusive right, but not the obligation to initiate and carry on legal proceedings, at COMPANY’s sole expense and in JHU’s and HHMI’s name, if so required by law, against any infringer or alleged infringer of any patent or patent application within BEAMING PATENT RIGHTS within the BEAMING EXCLUSIVE FIELD only.  Such right shall include the right to bring suit and collect damages for past infringement of any patent within the BEAMING PATENT RIGHTS in the BEAMING EXCLUSIVE FIELD.  COMPANY shall control all aspects of any such proceeding, including, without limitation, the strategy, defense, and settlement of such proceeding, and shall do so in a manner consistent with the terms and provisions hereof.

Subject to Paragraph 4.8, any damage, cost, award, fee, recovery, or compensation paid by any third party in connection with any proceeding initiated or carried on at COMPANY’S expense (whether by way of settlement or otherwise) shall be retained by the COMPANY.  The COMPANY shall not enter into any settlement, consent judgment, or any other voluntary final disposition of any infringement action under this Paragraph without the prior written consent of JHU, which shall not be unreasonably withheld, conditioned or delayed.  Company’s right to sue for infringement hereunder shall not be used in an arbitrary or capricious manner.

7.                                       The following Section 9.5 is hereby deemed a part of the Agreement:

9.5 Termination of License to BEAMING PATENT RIGHTS Only.  EXACT may, at its discretion, terminate its license with respect to the BEAMING PATENT RIGHTS only, upon thirty (30) days written notice to JHU.  Under such circumstances, EXACT shall no longer be responsible for patent prosecution and maintenance costs related to the BEAMING PATENT RIGHTS and the Annual License Fee due from EXACT to JHU shall be reduced by [********] as of the immediately upcoming annual payment date.  EXACT shall not be entitled to a refund of any amounts previously owed to JHU, regardless of when EXACT exercises its rights under this provision.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

2

8.                                       Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

EXACT Sciences Corporation		The Johns Hopkins University

By:	/s/ Don Hardison	By:	/s/ Jill A. Tarzian Sorensen

Printed Name:	Don Hardison	Printed Name:	Jill A. Tarzian Sorensen

Title:	President and CEO	Title:	Executive Director
Johns Hopkins Technology Transfer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

3

FOURTH AMENDMENT TO LICENSE AGREEMENT BETWEEN

EXACT SCIENCES CORPORATION

AND

THE JOHNS HOPKINS UNIVERSITY

This Fourth Amendment (this “Amendment”) is made and effective as of March 19, 2007, by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March, 25, 2003 (the “EFFECTIVE DATE”);

WHEREAS, JHU and EXACT amended the Agreement on November 9, 2004 and again on May 11, 2006; and

WHEREAS, the parties desire to further amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.     The first sentence of Section 3.3 of the Agreement is hereby amended as follows:

3.3              Payment Schedule.  Payments accruing from COMPANY to JHU pursuant to Paragraph 3.2 shall be payable in the calendar year following the close of the calendar year which serves as the measurement year in respect thereof, and such payment shall be made in two (2) equal installments, which shall be due and payable thirty (30) days after each of June 30 and December 31, respectively, except that the payment due thirty (30) days after June 30, 2007 shall be due thirty (30) days after May 31, 2007.

2.     Section 3.5 of the Agreement is hereby replaced in its entirety with the following:

3.5              Form of Payment.  Except as provided below, all payments under this Agreement shall be made in U.S. Dollars.  The parties agree that the [********] license fee amount due for the period ending December 31, 2006, shall be paid to JHU in the form of EXACT unregistered common stock (the “Shares”) in an amount equal to $158,125.00 by March 23, 2007 or on such date when all JHU approvals are complete.  All cash payments made pursuant to this agreement shall be made payable to “The Johns Hopkins University”.  Wire transfers may be made through:

[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

COMPANY shall be responsible for any and all costs associated with wire transfers.

The parties hereby agree that all references, express or implied, to requiring that payment be made only in cash  shall, instead, be amended to reference EXACT’s ability to make certain license fee payments in EXACT common stock, upon mutual agreement of the parties.

3.     Section 6.2 below is hereby incorporated into the Agreement:

6.2          Investment Representation.  JHU represents, warrants and acknowledges that: (i) (A) JHU is an “accredited investor” as defined in Regulation D under the Securities Act and is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in EXACT, including investments in securities issued by EXACT and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to invest in EXACT and (B) EXACT has made available to JHU, prior to the date hereof, the opportunity to ask questions of and receive complete and correct answers from representatives of EXACT concerning the terms and conditions of the Shares and to obtain any additional information relating to the financial condition and business of EXACT and JHU has such knowledge and experience in financial and business matters that JHU is capable of evaluating the merits and risks of the investment in the Shares; (ii) JHU is acquiring the Shares for its own account for investment only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares; (iii) JHU will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with this Agreement, the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder, and acknowledges that certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith; and (iv) JHU has, in connection with its decision to invest in EXACT relied only upon the SEC Documents and the representations and warranties of EXACT contained herein. JHU understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of each investor’s investment intent as expressed herein.

4.               Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect and both parties agree and acknowledge that as of the date of signature below both parties are in compliance with the terms of the Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

EXACT Sciences Corporation

The Johns Hopkins University

By:	/s/ Don Hardison	By:	/s/ Glen L. Steinbach

Printed Name:	Don Hardison	Printed Name:	Glen L. Steinbach

Title:	President and CEO	Title:	Senior Director, Admin.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

FIFTH AMENDMENT TO LICENSE AGREEMENT BETWEEN

EXACT SCIENCES CORPORATION

AND

THE JOHNS HOPKINS UNIVERSITY

This Fifth Amendment (this “Amendment”) is made effective as of October 17, 2008, by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March, 25, 2003 (the “EFFECTIVE DATE”);

WHEREAS, JHU and EXACT amended the Agreement on November 9, 2004, May 11, 2006 and March 19, 2007; and

WHEREAS, the parties desire to further amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.               Sections 1.12.1(a) and 1.12.2(a) of the Agreement are hereby replaced in their entirety with the following:

“[********]; and”

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set fort in the Agreement shall, instead, be amended to reference [********] and any calculations set forth in the Agreement, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above.   In the event the BEAMING OPTION is exercised, an additional [********] shall be included in the annual license fee.

2.               JHU hereby grants to EXACT an exclusive option (the “BEAMING OPTION”) to an exclusive license in the SECOND BEAMING EXCLUSIVE FIELD for the minimum annual fee set forth in this Agreement.  The BEAMING OPTION shall expire, if not exercised, [********]from the date of this Amendment.   EXACT may exercise the BEAMING OPTION granted hereunder by providing to JHU, prior to the end of the option period: (a) written Notice of its intent, and, (b) a written statement satisfactory to JHU, of its plans and capabilities, including specific diligence milestones, to develop a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

product or service in the SECOND BEAMING EXCLUSIVE FIELD for public use or benefit.

3.               The patent applications identified below  (hereinafter the “BEAMING PATENT RIGHTS”) are hereby deemed included in Exhibit A of the Agreement:

[********]

4.               BEAMING EXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a screening assay on a stool sample for the purpose of diagnosing or monitoring colorectal neoplasia or precancerous adenomas of the colon or rectum.

5.               BEAMING NONEXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a screening assay on a blood sample for the purpose of detecting colorectal neoplasia or precancerous adenomas of the colon or rectum.

6.               SECOND BEAMING EXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a test on plasma, serum or a blood sample for the purpose of detecting fetal trisomy 21 and fetal trisomy 18.

7.               The following Sections 2.1.1. and  2.1.2. are hereby deemed a part of the Agreement:

2.1.1. Grant.  Subject to the terms and conditions of the Agreement, and expressly subject to Article 2.3 therein, JHU hereby grants to COMPANY an exclusive license under the BEAMING PATENT RIGHTS in the BEAMING EXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide.

2.1.2. Grant.  Subject to the terms and conditions of the Agreement, and expressly subject to Article 2.3 therein, JHU hereby grants to COMPANY a non-exclusive license under the BEAMING PATENT RIGHTS in the BEAMING NONEXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide.

8.               COMPANY shall initially have the sole and exclusive right, but not the obligation to initiate and carry on legal proceedings, at COMPANY’s sole expense and in JHU’s and HHMI’s name, if so required by law, against any infringer or alleged infringer of any patent or patent application within BEAMING PATENT RIGHTS within the BEAMING EXCLUSIVE FIELD only.  Such right shall include the right to bring suit and collect damages for past infringement of any patent within the BEAMING PATENT RIGHTS in the BEAMING EXCLUSIVE FIELD. COMPANY shall control all aspects of any such proceeding, including, without limitation, the strategy, defense, and settlement of such proceeding, and shall do so in a manner consistent with the terms and provisions hereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Subject to Paragraph 4.8, any damage, cost, award, fee, recovery, or compensation paid by any third party in connection with any proceeding initiated or carried on at COMPANY’S expense (whether by way of settlement or otherwise) shall be retained by the COMPANY. The COMPANY shall not enter into any settlement, consent judgment, or any other voluntary final disposition of any infringement action under this Paragraph  without the prior written consent of JHU, which shall not be unreasonably withheld, conditioned or delayed.  Company’s right to sue for infringement hereunder shall not be used in an arbitrary or capricious manner.

9.               The following Section 9.5 is hereby deemed a part of the Agreement:

9.5  Termination of License to BEAMING PATENT RIGHTS Only.   EXACT may, at its discretion, terminate its license with respect to the BEAMING PATENT RIGHTS only, upon thirty (30) days written notice to JHU.  Under such circumstances, EXACT shall no longer be responsible for patent prosecution and maintenance costs related to the BEAMING PATENT RIGHTS and the Annual License Fee due from EXACT to JHU shall be reduced by [********] ([********] if the SECOND BEAMING EXCLUSIVE FIELD is included in the license) as of the immediately upcoming annual payment date.  EXACT shall not be entitled to a refund of any amounts previously owed to JHU, regardless of when EXACT exercises its rights under this provision.

10.         Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

EXACT Sciences Corporation

The Johns Hopkins University

By:	/s/ Jeffrey R. Luber	By:	/s/ Wesley D. Blakeslee

Printed Name:	Jeffrey R. Luber	Printed Name:	Wesley D. Blakeslee

Title:	President and CEO	Title:	Executive Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

SIXTH AMENDMENT TO LICENSE AGREEMENT BETWEEN

EXACT SCIENCES CORPORATION

AND

THE JOHNS HOPKINS UNIVERSITY

This Sixth Amendment (this “Amendment”) is made effective as of October 30, 2008, by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March 25, 2003 (the “EFFECTIVE DATE”); and

WHEREAS, JHU and EXACT amended the Agreement on November 9, 2004, May 11, 2006, March 19, 2007, and October 17, 2008; and

WHEREAS, the parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.               Sections 1.12.1(a) and 1.12.2(a) of the Agreement are hereby replaced in their entirety with the following:

“[********]; and”

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set fort in the Agreement shall, instead, be amended to reference [********] and any calculations set forth in the Agreement, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above.  The minimum annual fee shall be reduced to [********].  Thereafter, the minimum annual fee shall be [********] ([********]if the SECOND BEAMING OPTION has been exercised).

2.               The patent applications identified below are hereby deemed included in Exhibit A of the Agreement:

[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

3.               The Field, for purposes of the above patents only, shall be FECAL BASED TESTS, that is, a screening assay conducted on a stool sample for the purpose of diagnosing colorectal neoplasia.

4.               Section 10.6 of the Agreement is hereby replaced in its entirety with the following:

10.6                Notice.  All notices or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail or sent by overnight courier, such as Federal Express, to the other party at its respective address set forth below or to such other address as one party shall give notice of to the other from time to time hereunder.  Mailed notices shall be deemed to be received on the third business day following the date of mailing.  Notices sent by overnight courier shall be deemed received the following business day.

If to Company:	Exact Sciences Corporation
100 Campus Drive
Marlborough, MA 01752
Attn: President

If to JHU:	Johns Hopkins Technology Transfer
The Johns Hopkins University
100 N. Charles Street
5th Floor
Baltimore, MD 21201
Attn: Director

5.               Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

EXACT Sciences Corporation

The Johns Hopkins University

By:	/s/ Jeffrey R. Luber	By:	/s/ Wesley D. Blakeslee

Printed Name:	Jeffrey R. Luber	Printed Name:	Wesley D. Blakeslee

Title:	President and CEO	Title:	Executive Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.